UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2009
Date of Report (Date of earliest event reported)

1ST BUYAND SELL LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-52936	27-1034540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5315 East 93 Street Tulsa, OK	74137
(Address of principal executive offices)	(Zip Code)

(918) 808-7290
Registrant’s telephone number, including area code

2300 W. Shara Ave., Suite 800, Las Vegas, NV  89102
 (Former name or former address, if changed since last report)

Copy of all communications to:
Diane D. Dalmy
Attorney at Law
8965 W. Cornell Place
Lakewood, Colorado 80227
303.985.9324 (telephone)
303.988.6954 (fax)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment no. 1 to the Current Report on Form 8-K is being amended in response to comments in the Securities and Exchange Commission letter dated August 11, 2009 and September 1, 2009. The additional disclosure pertains to the revocation of the registration of Moore & Associates, Chartered Accountants.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01    Changes in Registrant's Certifying Accountant

1ST Buy andSell, Ltd., a Nevada corporation (the “Company”), has engaged Seale and Beers, CPAs (“S&B”) as its principal independent registered public accounting firm effective August 6, 2009.  Concurrent with this appointment, the Company has accepted the resignation of Moore & Associates, Chartered Accountants (“Moore”), effective August 6, 2009.  The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

On August 27, 2009 the Public Company Accounting Oversight Board (the “PCAOB”) revoked the registration of Moore due to: (i) violations of PCAOB rules and auditing standards in auditing financial statements; (ii) violations of PCAOB rules and quality controls standards; and (iii) violations of Section 10(b) of the Securities Act of 1934 and Rule 10b-5 thereunder; and (iv) noncooperation with a PCAOB investigation.

The report of Moore on the Company’s financial statements for either of the past two fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.  During the Company’s two most recent fiscal years and any subsequent interim period through the date of resignation, there were no disagreements between the Company and Moore, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Moore, would have caused Moore to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided Moore with a copy of this amendment no. 1 to Current Report on Form 8-K and has requested that Moore furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Moore agrees with the statements made in this amendment no. 1 to Current Report on Form 8-K with respect to Moore and, if not, stating the aspects with which they do not agree. The Company has not received the requested letter from Moore as to confirmation of their agreement as to the Company’s disclosures in this amendment no 1 to Current Report. Therefore, no subsequent exhibit from Moore has been filed with this amendment no. 1 to Current Report.

In connection with the Company’s appointment of S&B as the Company’s principal registered accounting firm, the Company has not consulted S&B on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st BUYAND SELL LTD.
DATE: October 1, 2009	Garry Unger
Garry Unger, President